UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 23, 2008

(Date of earlier event reported)

Inland Western Retail Real Estate Trust, Inc.

(Exact name of registrant as specified in the charter)

Maryland	000-51199	42-1579325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-22(b)

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c)

Section 8 – Other Events

Item 8.01 Other Events.

Attached to this Form 8-K as Exhibit 99.1 is a copy of a cover letter to be sent by Inland Western Retail Real Estate Trust, Inc. (the “Company”) to the registered representatives of the Company’s shareholders in connection with, among other things, the Company’s 2008 annual meeting, which letter is incorporated by reference into this filing in its entirety.

Item 9.01

(d) Exhibits

Exhibit Number	Description

99.1	Cover letter to registered representatives of shareholders of Inland Western Retail Real Estate Trust, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

By:	/s/ Steven P. Grimes
Title:	Chief Operating Officer and Chief Financial Officer
Date:	July 23, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	Cover letter to registered representatives of shareholders of Inland Western Retail Real Estate Trust, Inc.